                                           OPPENHEIMER REAL ESTATE FUND

                                                     FORM N-1A

                                                      PART C

                                                 OTHER INFORMATION

Item 23. - Exhibits
-------------------

(a)      Declaration of Trust dated November 27th, 2001: Filed herewith.

(b)      By-Laws adopted as of November 27th, 2001: Filed herewith.

(c)      (i) Specimen Class A Share Certificate: To be filed by amendment.

         (ii) Specimen Class B Share Certificate: To be filed by amendment.

         (iii) Specimen Class C Share Certificate: To be filed by amendment.

         (iv) Specimen Class N Share Certificate: To be filed by amendment.

         (v) Specimen Class Y Share Certificate: To be filed by amendment.

(d)      Form of Investment Advisory Agreement: To be filed by amendment.

(e)      (i) Form of General Distributor's Agreement: To be filed by amendment.

         (ii)Form of Dealer Agreement of OppenheimerFunds  Distributor,  Inc.: Previously filed with Post-Effective
         Amendment  No. 45 to the  Registration  Statement  of  Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),
         10/26/01, and incorporated herein by reference.

         (iii)Form  of  Broker   Agreement  of   OppenheimerFunds   Distributor,   Inc.:   Previously   filed  with
         Post-Effective  Amendment No. 45 to the  Registration  Statement of Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

         (iv)Form of Agency Agreement of OppenheimerFunds  Distributor,  Inc.: Previously filed with Post-Effective
         Amendment  No. 45 to the  Registration  Statement  of  Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),
         10/26/01, and incorporated herein by reference.

         (v)Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds  Distributor,  Inc.:  Previously
         filed with  Post-Effective  Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund
         (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

         (vi)Form of Trust Company Agency Agreement of OppenheimerFunds  Distributor,  Inc.:  Previously filed with
         Post-Effective  Amendment No. 45 to the  Registration  Statement of Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Form of Deferred Compensation Plan for Disinterested Trustees/Directors: To be filed by amendment.

(g)      (i) Form of Custody Agreement: To be filed by amendment.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel: To be filed by amendment.

(j)      Independent Auditors' Consent: To be filed by amendment.

(k)      Not applicable.

(l)      Investment Letter from OppenheimerFunds, Inc. to Registrant: To be filed by Amendment.

(m)      (i) Form of Service Plan and Agreement for Class A shares: To be filed by amendment.

         (ii) Form of Distribution and Service Plan and Agreement for Class B shares: To be filed by amendment.

         (iii) Form of Distribution and Service Plan and Agreement for Class C shares: To be filed by amendment.

         (iv) Form of Distribution and Service Plan and Agreement for Class N shares: To be filed by amendment.

(n)      Oppenheimer  Funds  Multiple  Class Plan under Rule 18f-3  March 18,  1996 and  updated  through  8/21/01:
         Previously filed with  Post-Effective  Amendment No. 20 to the Registration  Statement of Oppenheimer Cash
         Reserves (Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

(o)      Reserved.

(p)      Amended and Restated Code of Ethics of the  Oppenheimer  Funds dated March 1, 2000 under Rule 17j-1 of the
         Investment Company Act of 1940:  Previously filed with the Initial  Registration  Statement of Oppenheimer
         Emerging Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

-        Powers of Attorney: To be filed by Amendment.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the  provisions of Article Seven of  Registrant's  Amended and Restated  Declaration  of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification  for liabilities  arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling  persons of Registrant pursuant to the foregoing  provisions or otherwise,  Registrant has been advised that in the opinion of the Securities and Exchange  Commission such  indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore,  unenforceable.  In the event that a claim for indemnification  against such liabilities  (other than the payment by Registrant of expenses  incurred or paid by a trustee,  officer or controlling person of Registrant in the successful defense of any action,  suit or proceeding)
is asserted by such trustee,  officer or controlling person,  Registrant will, unless in the opinion of its counsel the matter has been settled by controlling  precedent,  submit to a court of appropriate  jurisdiction the question whether such  indemnification  by it is against  public policy as expressed in the  Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser
-------------------------------------------------------------------

(a)      OppenheimerFunds,  Inc. is the  investment  adviser of the  Registrant;  it and certain  subsidiaries  and affiliates act in the same capacity to other investment  companies,  including  without  limitation those described in Parts A and B hereof and listed in Item 26(b) below.

 (b)     There is set forth below  information as to any other  business,  profession,  vocation or employment of a substantial  nature in which each  officer and  director of  OppenheimerFunds,  Inc.  is, or at any time during the past two  fiscal  years has been,  engaged  for  his/her  own  account or in the  capacity  of  director,  officer, employee, partner or trustee.

Name and Current Position                            Other Business and Connections
with OppenheimerFunds, Inc.                          During the Past Two Years
---------------------------                          -------------------------
Timothy L. Abbuhl,
Assistant Vice President                    None.

Amy B. Adamshick,
Vice President                                       Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                                None.

Edward J. Amberger,
Assistant Vice President                    None.

Janette Aprilante,
Assistant Vice President                    None.

Hany S. Ayad,
Assistant Vice President                    None.

Victor W. Babin,
Senior Vice President                                None.

Bruce L. Bartlett,
Senior Vice President                                None.

Victoria Baska,
Assistant Vice President                    None.

George Batejan,
Executive Vice President/
Chief Information Officer                   None.

Kevin Baum,
Assistant Vice President                    None.

Connie Bechtolt,
Assistant Vice President                    None.

Kathleen Beichert,
Vice President                                       None.

Rajeev Bhaman,
Vice President                                       None.

Mark Binning,
Assistant Vice President                    None.

Robert J. Bishop,
Vice President                                       None.

John R. Blomfield,
Vice President                                       None.

Chad Boll,
Assistant Vice President                    None.

Lowell Scott Brooks,
Vice President                                       None.
Scott Burroughs
Vice President
None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division               None.

Michael A. Carbuto,
Vice President                                       None.

Peter V. Cocuzza,
Vice President                                       None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                                   None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director                                 Chairman of the Board and a director (since June 1999) and
                                                     Senior Managing Director (since December 1998) of
                                                     HarbourView Asset Management Corporation; a director (since
                                                     July 2001) of Oppenheimer Acquisition Corp.; a director
                                                     (since March 2000) of OFI Private Investments, Inc.;
                                                     Chairman of the Board, Senior Managing Director and director
                                                     (since February 2001) of OAM Institutional, Inc.; Trustee
                                                     (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                    None.

Robert A. Densen,
Senior Vice President                                None.

Ruggero de'Rossi,
Vice President                                       Formerly, Chief Strategist at ING Barings (July 1998 - March
                                                     2000).

Craig P. Dinsell,
Executive Vice President                    None.

Randall C. Dishmon,
Assistant Vice President                    None.

Steven D. Dombrower,
Vice President                                       None.

Bruce C. Dunbar,
Vice President                                       None.

Richard Edmiston,
Assistant Vice President                    None.

Daniel R. Engstrom,
Assistant Vice President                    None.

Armand B. Erpf,
Assistant Vice President                    None.

George R. Evans,
Vice President                                       None.

Edward N. Everett,
Assistant Vice President                    None.

George Fahey,
Vice President                                       None.

Leslie A. Falconio,
Vice President                                       None.

Scott T. Farrar,
Vice President                                       Assistant Treasurer of Oppenheimer Millennium Funds plc; an
                                                     officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary                                        Vice President and Secretary of OppenheimerFunds,
                                                     Distributor, Inc.; Secretary and Director of Centennial
                                                     Asset Management Corporation; Vice President and Secretary
                                                     of Oppenheimer Real Asset Management, Inc.; Secretary of
                                                     HarbourView Asset Management Corporation, Oppenheimer
                                                     Partnership Holdings, Inc., Shareholder Financial Services,
                                                     Inc., Shareholder Services, Inc., OFI Private Investments,
                                                     Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division                         Director of ICI Mutual Insurance Company; Governor of St.
                                                     John's College; Director of International Museum of
                                                     Photography at George Eastman House; an officer and/or
                                                     portfolio manager of certain Oppenheimer funds.

P. Lyman Foster,
Senior Vice President                                Formerly, Vice President of Prudential Investments (August
                                                     1999-April 2000).

David J. Foxhoven,
Assistant Vice President                    None.

Colleen M. Franca,
Assistant Vice President                    None.

Crystal French,
Vice President                                       None.

Dan P. Gangemi,
Vice President                                       None.

Subrata Ghose,
Assistant Vice President                             Formerly, Equity Analyst at Fidelity Investments (1995 -
                                                     March 2000).

Charles W. Gilbert,
Assistant Vice President                    None.

Alan C. Gilston,
Vice President                                       None.

Jill E. Glazerman,
Vice President                                       None.

Paul M. Goldenberg,
Vice President                                       None.

Mikhail Y. Goldverg,
Vice President                                       None.

Laura Granger,
Vice President                                       Formerly, Portfolio Manager at Fortis Advisors (July
                                                     1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and Director                 Chief Financial Officer, Treasurer and director of
                                                     Oppenheimer Acquisition Corp.; Executive Vice President of
                                                     HarbourView Asset Management Corporation; President and
                                                     director of OppenheimerFunds International Ltd.; President.
                                                     Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment
                                                     Management Corp., Secretary/Treasurer and director of
                                                     OppenheimerFunds Legacy Program (a Colorado non-profit
                                                     corporation); Executive Vice President of OFI Private
                                                     Investments, Inc.; Executive Vice President of OAM
                                                     Institutional, Inc. and a Member and Fellow of the Institute
                                                     of Chartered Accountants.

Robert Grill,
Senior Vice President                                None.

Robert Guy,
Senior Vice President                                None.

Robert Haley,
Assistant Vice President                    None.

Kelly Haney,
Assistant Vice President                    None.

Thomas B. Hayes,
Vice President                                       None.

Dorothy F. Hirshman,
Vice President                                       None.

Merryl I. Hoffman,
Vice President and Senior Counsel           Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President                                       None.

Scott T. Huebl,
Vice President                                       None.

Margaret Hui,
Assistant Vice President                             Formerly Vice President - Syndications of Sanwa Bank
                                                     California (January 1998 - September 1999).

James G. Hyland,
Assistant Vice President                    None.

Steve P. Ilnitzki,
Senior Vice President                                Formerly Vice President of Product Management at Ameritrade
                                                     (until March 2000).

Kathleen T. Ives,
Vice President and Assistant Counsel        None.

William Jaume,
Vice President                                       Senior Vice President (since April 2000) of HarbourView
                                                     Asset Management Corporation; and of OAM Institutional, Inc.
                                                     (since February 2001).

Frank V. Jennings,
Vice President                                       None.

Lewis A. Kamman,
Vice President                                       None.

Jennifer E. Kane,
Assistant Vice President                    None.

Lynn O. Keeshan,
Senior Vice President                                None.

Thomas W. Keffer,
Senior Vice President                                None.

Kristina J. Keller,
Vice President                                       None.

Michael Keogh,
Vice President                                       None.

Michael Kirkpatrick,
Assistant Vice President                    None.

Walter G. Konops,
Assistant Vice President                    None.

Avram D. Kornberg,
Senior Vice President                                None.

Dimitrios Kourkoulakos,
Assistant Vice President.                   None.

John S. Kowalik,
Senior Vice President                                None.

Joseph Krist,
Assistant Vice President                    None.

Christopher M. Leavy,
Senior Vice President                                Formerly Vice President and Portfolio Manager at Morgan
                                                     Stanley Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel                                    Formerly an attorney with Van Eck Global (until December
                                                     2000).

Michael S. Levine,
Vice President                                       None.

Shanquan Li,
Vice President                                       None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                             None.

Malissa B. Lischin,
Assistant Vice President                             Formerly Associate Manager, Investment Management Analyst at
                                                     Prudential (1996 - March 2000).

David P. Lolli,
Assistant Vice President                    None.

Daniel G. Loughran
Vice President: Rochester Division          None.

David M. Mabry,
Vice President                                       None.

Steve Macchia,
Vice President                                       None.

Marianne Manzolillo,
Assistant Vice President                             Formerly, Vice President for DLJ High Yield Research
                                                     Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and Associate Counsel        None.

Lisa Migan,
Assistant Vice President                    None.

Andrew J. Mika,
Senior Vice President                                Formerly a Second Vice President for Guardian Investments
                                                     (June 1990 - October 1999).

Joy Milan,
Vice President                                       None.

Denis R. Molleur,
Vice President and Senior Counsel           None.

Nikolaos D. Monoyios,
Vice President                                       None.

John Murphy,
                                                     Chairman, Chief Executive Officer
                                                     and director (since June 30, 2001) and President (since
                                                     September 2000) of the Manager.
                                                     President and a trustee of other Oppenheimer funds;
                                                     President and a director (since July 2001) of Oppenheimer
                                                     Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc. (since July 2001), a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent
                                                     subsidiaries of the Manager; President (since November 1,
                                                     2001) and a director (since July 2001) of Oppenheimer Real
                                                     Asset Management, Inc., an investment advisor subsidiary of the Manager; President and a director (since July 2001) of
                                                     OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director (since November 2001)
                                                     of Trinity Investment Management Corp. and Tremont Advisers,
                                                     Inc., investment advisory affiliates of the Manager, and of
                                                     OAM Institutional, Inc. (since November 2001), an investment advisory subsidiary of the Manager, and of HarbourView Asset
                                                     Management Corporation and OFI Private Investments, Inc.
                                                     (since July 2001), investment advisor subsidiaries of the
                                                     Manager; formerly President and trustee (from November 1999 to November 2001) of MML Series Investment Fund and
                                                     MassMutual Institutional Funds, open-end investment
                                                     companies; Chief Operating Officer (September 2000 - July
                                                     2001) of the Manager; Executive Vice President of
                                                     Massachusetts Mutual Life Insurance Company (from February
                                                     1997 to August 2000); a director (from 1999 to 2000) of C.M.
                                                     Life Insurance Company; President, Chief Executive Officer
                                                     and a director (from 1999 to 2000) of MML Bay State Life
                                                     Insurance Company.

Thomas J. Murray,
Vice President                                       None.

Kenneth Nadler,
Vice President                                       None.

David Negri,
Senior Vice President                                None.

Barbara Niederbrach,
Assistant Vice President                    None.

Robert A. Nowaczyk,
Vice President                                       None.

Raymond C. Olson,
Assistant Vice President                    None.

Gina M. Palmieri,
Vice President                                       None.

Frank J. Pavlak,
Vice President                                       None.

David P. Pellegrino,
Vice President                                       None.

James F. Phillips,
Assistant Vice President                    None.

Jane C. Putnam,
Vice President                                       None.

Michael E. Quinn,
Vice President                                       None.

Julie S. Radtke,
Vice President                                       None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                                   None.

Thomas P. Reedy,
Vice President                                       Vice President (since April 1999) of HarbourView Asset
                                                     Management Corporation.

John Reinhardt,
Vice President: Rochester Division          None

David Robertson,
Senior Vice President                                Formerly Director of Sales & Marketing at Schroder
                                                     Investment Management North America (March 1998-March 2000).

Antoinette Rodriguez,
Assistant Vice President                    None.

Jeffrey S. Rosen,
Vice President                                       None.

Marci B. Rossell,
Vice President                                       Formerly, manager at Deloitte & Touche LLP (until September
                                                     1999).

Richard H. Rubinstein,
Senior Vice President                                None.

Lawrence E. Rudnick,
Assistant Vice President                    None.

James H. Ruff,
Executive Vice President                             President and director of OppenheimerFunds Distributor,
                                                     Inc.; Executive Vice President (since March 2000) of OFI
                                                     Private Investments, Inc.

Andrew Ruotolo                                       Executive Vice President and Chief Operating Officer;
                                                     President and director of Shareholder Services, Inc.;
                                                     formerly Chief Operations Officer for American International
                                                     Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President                    None.

Valerie Sanders,
Vice President                                       None.

Kenneth Schlupp
Vice President                                       Assistant Vice President (since March 2000) of OFI Private
                                                     Investments, Inc.

Jeffrey R. Schneider,
Vice President                                       None.

Ellen P. Schoenfeld,
Vice President                                       None.

Allan P. Sedmak
Assistant Vice President                    None.

Jennifer L. Sexton,
Vice President                                       None.

Martha A. Shapiro,
Vice President                                       None.

Steven J. Sheerin,
Vice President                                       Formerly consultant with Pricewaterhouse Coopers (November
                                                     2000-May 2001) prior to which he was a Vice President of
                                                     Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October
                                                     2000).

Richard A. Soper,
Vice President                                       None.

Keith J. Spencer,
Vice President                                       None.
Cathleen R. Stahl,
Assistant Vice President                             Assistant Vice President & Manager of Women & Investing
                                                     Program.

Richard A. Stein,
Vice President: Rochester Division          None.

Arthur P. Steinmetz,
Senior Vice President                                None.

Jayne M. Stevlingson,
Vice President                                       None.

Gregory J. Stitt,
Vice President                                       None.

John P. Stoma,
Senior Vice President                                None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel                                    Formerly, Associate General Counsel, Chief Compliance
                                                     Officer, Corporate Secretary and Vice President of Winmill &
                                                     Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers,
                                                     Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service
                                                     Center, Inc. and Midas Management Corporation (November 1997
                                                     - March 2000).

Mary Sullivan,
Assistant Vice President                    None.

Kevin L. Surrett,
Assistant Vice President                    None.

James C. Swain,
Vice Chairman of the Board                           Chairman, CEO and Trustee, Director or Managing Partner of
                                                     the Denver-based Oppenheimer Funds; formerly, President and
                                                     Director of Centennial Asset Management Corporation and
                                                     Chairman of the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President                                       None.

Anthony A. Tanner,
Vice President: Rochester Division          None.
Paul E. Temple,
Vice President                                       Formerly (until May 2000) Director of Product Development at
                                                     Prudential.

Mark S. Vandehey,
Vice President                                       None.

Maureen VanNorstrand,
Vice President                                       None.

Phillip F. Vottiero,
Vice President                                       None.

Samuel Sloan Walker,
Vice President                                       None.

Teresa M. Ward,
Vice President                                       None.

Jerry A. Webman,
Senior Vice President                                None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                                   None.

Barry D. Weiss,
Vice President                                       Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President                                       None.

Joseph J. Welsh,
Vice President                                       None.

Catherine M. White,
Assistant Vice President                             Formerly, Assistant Vice President with Gruntal & Co. LLC
                                                     (September 1998 - October 2000); member of the American
                                                     Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President                                Senior Investment Officer, Director of International
                                                     Equities; Senior Vice President of HarbourView Asset
                                                     Management Corporation.

Donna M. Winn,
Senior Vice President                                Senior Vice President (since March 2000) of OFI Private
                                                     Investments, Inc.

Kenneth Winston,
Senior Vice President                                Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and Treasurer                  Treasurer (since March 1999) of HarbourView Asset Management
                                                     Corporation, Shareholder Services, Inc., Oppenheimer Real
                                                     Asset Management Corporation, Shareholder Financial
                                                     Services, Inc. and Oppenheimer Partnership Holdings, Inc.,
                                                     of OFI Private Investments, Inc. (since March 2000) and of
                                                     OppenheimerFunds International Ltd. and of Oppenheimer
                                                     Millennium Funds plc (since May 2000), of OAM Institutional,
                                                     Inc. (since February 2001); Treasurer and Chief Financial
                                                     Officer (since May 2000) of Oppenheimer Trust Company;
                                                     Assistant Treasurer (since March 1999) of Oppenheimer
                                                     Acquisition Corp. and of OppenheimerFunds Legacy Program
                                                     (since April 2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President                                An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption
                                                     International Parents Council, Supporters of Children, and
                                                     the Advisory Board of Denver Children's Hospital Oncology
                                                     Department.

Kurt Wolfgruber,
Senior Vice President                                Senior Investment Officer, Director of Domestic Equities;
                                                     member of the Investment Product Review Committee and the
                                                     Executive Committee of HarbourView Asset Management
                                                     Corporation.

Caleb C. Wong,
Vice President                                       None.

Robert G. Zack,                                      Senior Vice President and Secretary, Acting General Counsel
                                                     , Assistant Secretary of Shareholder Services, Inc.,
                                                     Shareholder Financial Services, Inc., OppenheimerFunds
                                                     International Ltd. and Oppenheimer Millennium Funds plc; an
                                                     officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                                   None.

Neal A. Zamore,
Vice President                                       Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                                       None.

Arthur J. Zimmer,
Senior Vice President                                Senior Vice President (since April 1999) of HarbourView
                                                     Asset Management Corporation.

Susan Zimmerman,
Vice President                                       None.

The Oppenheimer  Funds include the New York-based  Oppenheimer  Funds, the Denver-based  Oppenheimer  Funds and the
Oppenheimer Quest /Rochester Funds, as set forth below:

                  New York-based Oppenheimer Funds
                  --------------------------------

                  Oppenheimer California Municipal Fund
                  Oppenheimer Capital Appreciation Fund
                  Oppenheimer Capital Preservation Fund
                  Oppenheimer Concentrated Growth Fund
                  Oppenheimer Developing Markets Fund
                  Oppenheimer Discovery Fund
                  Oppenheimer Emerging Growth Fund
                  Oppenheimer Emerging Technologies Fund
                  Oppenheimer Enterprise Fund
                  Oppenheimer Europe Fund
                  Oppenheimer Global Fund
                  Oppenheimer Global Growth & Income Fund
                  Oppenheimer Gold & Special Minerals Fund
                  Oppenheimer Growth Fund
                  Oppenheimer International Growth Fund
                  Oppenheimer International Small Company Fund
                  Oppenheimer Money Market Fund, Inc.
                  Oppenheimer Multi-Sector Income Trust
                  Oppenheimer Multi-State Municipal Trust
                  Oppenheimer Multiple Strategies Fund
                  Oppenheimer Municipal Bond Fund
                  Oppenheimer New York Municipal Fund
                  Oppenheimer Series Fund, Inc.
                  Oppenheimer Special Value Fund
                  Oppenheimer Trinity Core Fund
                  Oppenheimer Trinity Large Cap Growth Fund
                  Oppenheimer Trinity Value Fund
                  Oppenheimer U.S. Government Trust

                  Quest/Rochester Funds
                  ---------------------

                  Limited Term New York Municipal Fund
                  Oppenheimer Convertible Securities Fund
                  Oppenheimer MidCap Fund
                  Oppenheimer Quest Capital Value Fund, Inc.
                  Oppenheimer Quest For Value Funds
                  Oppenheimer Quest Global Value Fund, Inc.
                  Oppenheimer Quest Value Fund, Inc.
                  Rochester Fund Municipals

                  Denver-based Oppenheimer Funds
                  ------------------------------

                  Centennial America Fund, L.P.
                  Centennial California Tax Exempt Trust
                  Centennial Government Trust
                  Centennial Money Market Trust
                  Centennial New York Tax Exempt Trust
                  Centennial Tax Exempt Trust
                  Oppenheimer Cash Reserves
                  Oppenheimer Champion Income Fund
                  Oppenheimer Capital Income Fund
                  Oppenheimer High Yield Fund
                  Oppenheimer Integrity Funds
                  Oppenheimer International Bond Fund
                  Oppenheimer Limited-Term Government Fund
                  Oppenheimer Main Street Opportunity Fund
                  Oppenheimer Main Street Small Cap Fund
                  Oppenheimer Main Street Funds, Inc.
                  Oppenheimer Municipal Fund
                  Oppenheimer Real Asset Fund
                  Oppenheimer Select Managers
                  Oppenheimer Senior Floating Rate Fund
                  Oppenheimer Strategic Income Fund
                  Oppenheimer Total Return Fund, Inc.
                  Oppenheimer Variable Account Funds
                  Panorama Series Fund, Inc.

The address of OppenheimerFunds,  Inc.,  OppenheimerFunds  Distributor,  Inc.,  HarbourView Asset Management Corp.,
Oppenheimer  Partnership Holdings,  Inc.,  Oppenheimer  Acquisition Corp. and OFI Private Investments,  Inc. is 498
Seventh Avenue, New York, New York 10018.

The address of the New York-based  Oppenheimer Funds, the Quest Funds, the Rochester-based  funds, the Denver-based
Oppenheimer Funds,  Shareholder Financial Services, Inc., Shareholder Services,  Inc.,  OppenheimerFunds  Services,
Centennial Asset Management Corporation,  Centennial Capital Corp., and Oppenheimer Real Asset Management,  Inc. is
6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter
------------------------------

(a)      OppenheimerFunds  Distributor,  Inc.  is the  Distributor  of the  Registrant's  shares.  It is  also  the
Distributor of each of the other registered open-end investment companies for which  OppenheimerFunds,  Inc. is the investment  adviser,  as described in Part A and B of this  Registration  Statement  and listed in Item 26(b) above
(except  Oppenheimer  Multi-Sector  Income Trust and Panorama Series Fund,  Inc.) and for MassMutual  Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal                                 Positions & Offices                    Positions & Offices
Business Address                                 with Underwriter                       with Registrant
----------------                                 ----------------                       ---------------

Robert Agan (1)                                  Vice President                         None

Jason R. Bach                                    Vice President                         None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley                             Vice President                         None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)                            Vice President                         None

Gabriella Bercze (2)                             Vice President                         None

Douglas S. Blankenship                           Vice President                         None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)                              Assistant Vice President               None

Christina Bourgeois (2)                          Assistant Vice President               None

L. Scott Brooks (2)                              Vice President                         None

Kevin E. Brosmith                                Senior Vice President                  None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)                             Vice President                         None

Susan Burton                                     Vice President                         None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron                              Vice President                         None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements                              Vice President                         None
200 Oaklane
Rochester, NY 14610

Robert A. Coli                                   Vice President                         None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin (2)                             Vice President                         None

Jill E. Crockett (2)                             Assistant Vice President               None

Jeffrey D. Damia (2)                             Vice President                         None

John Davis (2)                                   Assistant Vice President               None

Stephen J. Demetrovits (2)                       Vice President                         None

Christopher DeSimone                             Vice President                         None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson                               Vice President                         None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro                                Vice President                         None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)                             Vice President                         None

George P. Dougherty                              Vice President                         None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman                                Vice President                         None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)                                   Vice President                         None

Kent M. Elwell                                   Vice President                         None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett                                 Vice President                         None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey                                  Vice President                         None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon                                   Vice President                         None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)                            Vice President and                     None
                                                 Corporate Secretary

Mark J. Ferro (2)                                Vice President                         None

Ronald H. Fielding (3)                           Vice President                         None

Patrick W. Flynn (1)                             Senior Vice President                  None

John E. Forrest (2)                              Senior Vice President                  None

John ("J") Fortuna (2)                           Vice President                         None

P. Lyman Foster (2)                              Senior Vice President                  None

Victoria Friece (1)                              Assistant Vice President               None

Luiggino J. Galleto                              Vice President                         None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans                                 Vice President                         None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti                                  Vice President                         None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)                              Vice President                         None

Ralph Grant (2)                                  Senior Vice President                  None

Michael D. Guman                                 Vice President                         None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet                                  Assistant Vice President               None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger                            Vice President                         None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery                               Vice President                         None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman                           Vice President                         None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson                                  Vice President                         None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn                               Vice President                         None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)                             Vice President                         None

Edward Hrybenko (2)                              Vice President                         None

Brian F. Husch (2)                               Vice President                         None

Richard L. Hymes (2)                             Vice President                         None
Kathleen T. Ives (1)                             Vice President                         None

Eric K. Johnson                                  Vice President                         None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson                                  Vice President                         None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh                                Vice President                         None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)                          Vice President                         None

Brian G. Kelly                                   Vice President                         None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2)                                Vice President                         None

Lisa Klassen (1)                                 Assistant Vice President               None

Richard Klein                                    Senior Vice President                  None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2)                                Vice President                         None

Dean Kopperud (2)                                Senior Vice President                  None

Brent A. Krantz                                  Senior Vice President                  None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia                                   Vice President                         None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)                                 Vice President                         None

Dawn Lind                                        Vice President                         None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)                              Assistant Vice President               None

James V. Loehle                                  Vice President                         None
30 Wesley Hill Lane
Warwick, NY 10990

Joseph X. Loftus (2)                             Assistant Vice President               None

John J. Lynch                                    Vice President                         None
5341 Ellsworth
Dallas, TX 75206

Mark Macken                                      Vice President                         None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2)                                Vice President                         None

Steven C. Manns                                  Vice President                         None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion                                   Vice President                         None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin                                  Vice President                         None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)                                 Assistant Vice President               None

Theresa-Marie Maynier                            Vice President                         None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello                           Vice President                         None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough                                Vice President                         None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan                                  Vice President                         None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan                                     Vice President                         None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)                               Senior Vice President                  None

Wendy Jean Murray                                Vice President                         None
32 Carolin Road
Upper Montclair, NJ 07043

John W. Nesnay                                   Vice President                         None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)                              Vice President                         None

Patrick J. Noble                                 Vice President                         None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel                                     Vice President                         None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1)                                Assistant Vice President               None
                                                 & Treasurer

Gayle E. Pereira                                 Vice President                         None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes                                  Vice President                         None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit                                Vice President                         None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti                              Vice President                         None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)                          Senior Vice President                  None

Christopher L. Quinson                           Vice President                         None
19 Cayuga Street
Rye, NY 10580

Minnie Ra                                        Vice President                         None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)                           Assistant Vice President               None

Gary D. Rakan                                    Vice President                         None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso                                  Vice President                         None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler                               Vice President                         None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)                      Vice President                         None

Ruxandra Risko(2)                                Vice President                         None

David R. Robertson (2)                           Senior Vice President                  None

Kenneth A. Rosenson                              Vice President                         None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2)                                President & Director                   None

William R. Rylander                              Vice President                         None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)                                 Vice President                         None

Alfredo Scalzo                                   Vice President                         None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino                                Vice President                         None
785 Beau Chene Drive
Mandeville, LA 70471
Eric Sharp                                       Vice President                         None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)                                 Vice President                         None

Douglas Bruce Smith                              Vice President                         None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino                              Vice President                         None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein                                   Vice President                         None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)                                   Senior Vice President                  None

David E. Sturgis                                 Vice President                         None
81 Surrey Lane
Boxford, MA 01921

Brian C. Summe                                   Vice President                         None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)                               Vice President                         None

George T. Sweeney                                Senior Vice President                  None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny                                 Vice President                         None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum                             Vice President                         None
704 Inwood
Southlake, TX 76092

James Taylor (2)                                 Assistant Vice President               None

Martin Telles (2)                                Senior Vice President                  None

Martin Temple (2)                                Vice President                         None
David G. Thomas                                  Vice President                         None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma                                     Vice President                         None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker                                  Vice President                         None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2)                                Vice President                         None

Mark Vandehey (1)                                Vice President                         None

Andrea Walsh (1)                                 Vice President                         None

Suzanne Walters (1)                              Assistant Vice President               None

Teresa Ward (1)                                  Vice President                         None

Michael J. Weigner                               Vice President                         None
4905 W. San Nicholas Street
Tampa, FL 33629
Donn Weise                                       Vice President                         None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)                              Assistant Vice President               None

Marjorie J. Williams                             Vice President                         None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2)                                Vice President                         None

Donna Winn (2)                                   Senior Vice President                  None

Philip Witkower (2)                              Senior Vice President                  None

Cary Patrick Wozniak                             Vice President                         None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska                                  Vice President                         None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman                                     Vice President                         None
10 Colonial Circle
Fairport, NY 14450

(1) 6803 South Tucson Way, Englewood, CO 80112
(2) 498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

 (c)     Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

The accounts,  books and other documents  required to be maintained by Registrant  pursuant to Section 31(a) of the
Investment  Company Act of 1940 and rules promulgated  thereunder are in the possession of  OppenheimerFunds,  Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services
----------------------------

Not applicable

Item 30. Undertakings
---------------------

Not applicable.

                                                    SIGNATURES

Pursuant  to the  requirements  of the  Securities  Act of 1933  and/or the  Investment  Company  Act of 1940,  the
Registrant  has duly  caused this  Initial  Registration  Statement  on Form N-1A to be signed on its behalf by the undersigned,  thereunto duly authorized,  in the City of New York and State of New York on the 5th day of December,
2001.

                                                       Oppenheimer Real Estate Fund

                                                              /s/ Robert G. Zack
                                                       By: ________________________________
                                                               Robert G. Zack

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                           Title                                   Date
----------                                           -----                                   ----

/s/ Robert G. Zack
____________________________                         Trustee                                 December 5, 2001
Robert G. Zack

/s/ Denis Molleur
_____________________________                        Trustee                                 December 5, 2001
Denis Molleur

/s/ Dina Lee
_____________________________                        Trustee                                 December 5, 2001
Dina Lee

                                           OPPENHEIMER REAL ESTATE FUND

                                          Initial Registration Statement

                                                   EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

23(a)                      Declaration of Trust dated November 27th, 2001

23(b)                      Bylaws